Fees Summary	Sep. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 52,784,346.91
Previously Paid Amount	0.00
Total Fee Amount	8,081.28
Total Offset Amount	7,898.77
Net Fee	$ 182.51